UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4525

T. Rowe Price California Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2009

Item 1: Report to Shareholders

California Tax-Free Money Fund	February 28, 2009

The views and opinions in this report were current as of February 28, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

The economic downturn and credit crunch have affected all markets. Still, investment-grade municipal bonds produced good returns in the one-year period ended February 28, 2009. In the last six months, short- and intermediate-term securities produced moderate gains, but long-term issues generally declined. Lower-quality securities plunged in both periods, pressured by low liquidity, heightened risk aversion, periods of indiscriminate selling, and diminished demand. The California Tax-Free Bond Fund experienced a loss over the past six months but handily outperformed its Lipper peer group average for both the 6- and 12-month periods, largely on the strength of our rigorous, proprietary research. The California Tax-Free Money Fund, with its primary emphasis on stability of principal, recorded small gains that were largely in line with its benchmark.

HIGHLIGHTS

• Longer-term municipal bonds endured a difficult six months due to investor caution, low liquidity, and other factors; municipal money market issues fared better but offered low yields as the Fed guided official short-term rates almost to zero.

• The California Tax-Free Bond Fund handily outperformed its Lipper peer group over the past six and 12 months, while the California Tax-Free Money Fund performed roughly in line with its Lipper benchmark in both periods.

• Both funds adhered to their risk-aware approach in the volatile environment and continue to draw on T. Rowe Price’s extensive internal credit research in selecting new investments.

• Although municipalities face continuing challenges, municipal securities appear to offer attractive values, especially given the likelihood of tax increases in the coming years.

MARKET ENVIRONMENT

The U.S. economy is currently in a recession—one that began in December 2007, according to the National Bureau of Economic Research. Consumer spending, stock prices, and home values have declined; national unemployment increased to 8.1% by the end of our reporting period; and weakened financial institutions have significantly curtailed lending to preserve capital and avoid additional loan-related losses. According to current estimates, the economy shrank at an annualized rate of 6.2% in the fourth quarter of 2008, and first-quarter 2009 gross domestic product data could be just as bad. We anticipate economic weakness will persist until at least the middle of 2009.

In the last six months, U.S. Treasury yields fell sharply across all maturities as the Federal Reserve reduced the fed funds target rate to an all-time low range of 0.00% to 0.25% by the end of 2008. Short- and intermediate-term municipal bond yields also declined significantly. Long-term California municipal bond yields remained relatively high, however, as deleveraging and forced selling contributed to a material supply/demand imbalance that has impacted the long end of the municipal yield curve.

Although some states are struggling more than others because of significant exposure to the housing and financial market downturns, we believe municipal market weakness primarily reflects general risk aversion rather than fundamental credit concerns. Tax-free securities are still an attractive alternative to taxable bonds, particularly for investors in the highest tax brackets.

As of February 28, 2009, the 3.10% yield offered by a 10-year tax-free municipal bond rated AAA was about 103% of the 3.01% pretax yield offered by a 10-year Treasury. In comparison, high-quality 10-year municipal bonds have provided an average of about 81% of the yield offered by 10-year Treasuries since the mid-1980s. Similarly, 30-year AAA municipal bonds are also attractive, with a 4.84% yield that is about 130% of the 3.71% pretax yield offered by 30-year Treasuries.

Based on current valuations and our belief that the municipal bond market remains a high-quality market, we think investors who are seeking tax-free income and are willing to accept the potential for more near-term volatility should consider taking advantage of what still appears to be an attractive long-term buying opportunity for munis.

MUNICIPAL MARKET NEWS

New municipal supply in 2008 totaled about $390 billion, according to The Bond Buyer. Much of this supply came during the first three quarters of the year before credit markets overall seized up immediately following the collapse of Lehman Brothers in mid-September. With the national economy likely to be in a recession until at least midyear and with a significant fiscal stimulus package that will provide some direct capital spending to the states, we anticipate aggregate new borrowing in 2009 could be lower than in 2008.

Demand from retail investors for municipal securities has picked up markedly in recent months. However, interest from retail alone was unable to support the market in the face of a substantial unwinding of leveraged trades involving municipal bonds, selling related to margin calls, and a diminished list of broker-dealers willing to provide liquidity for tax-free bonds. Given the continuing credit market stress, short- and intermediate-term and AAA rated municipal securities had greater appeal than long-term and lower-quality issues.

Nationally, sector performance during our fiscal year was mixed. In the last six months, prerefunded and escrowed-to-maturity bonds were the only segments that produced gains. Insured bonds and education, transportation, and housing revenue bonds were flat. In the one-year period, most high-quality sectors advanced moderately, led by prerefunded and escrowed-to-maturity bonds. Higher-yielding bonds in the industrial revenue/pollution control revenue, tobacco, and life-care sectors performed extremely poorly in both periods as investors shunned lower-quality credits.

CALIFORNIA MARKET NEWS

California’s economy continued its downward trend during 2008, as measured by various indicators. During the 12-month period ended in December 2008, California’s nonfarm payroll employment fell 1.2%. Measured on an annual basis, the state’s unemployment rate increased to 7.2% in 2008 from 5.4% in 2007; measured monthly, the rate steadily climbed throughout the year and ended at 8.7% in December 2008. Both gauges were well above the national averages. The state’s deteriorating economic conditions were largely initiated by a slowdown in the housing industry, but by the end of the year, virtually all sectors exhibited weakness.

The economic downturn has had a widely reported and damaging impact on the state’s fiscal position, although the outlook for California’s finances has improved markedly in recent weeks. At the close of fiscal year 2008, which ended on June 30, the state’s general fund reserve was approximately $1 billion. With tax receipts slowing, however, state officials projected a $40 billion general fund deficit by the end of fiscal year 2010. To address this gap, Governor Schwarzenegger and the state legislature recently enacted various revenue-raising measures and expenditure cuts. Measures taken by the state stand to be bolstered by support from the federal government pursuant to the American Recovery and Reinvestment Act of 2009. When these factors are figured in, officials now estimate a $3 billion shortfall in fiscal year 2009 and a slight surplus the following year.

While the state’s budget challenges have increased, California’s long-term financial status is likely to remain satisfactory. As of February 1, 2009, the state had $56 billion of general obligation debt and $8 billion in lease- and appropriations-backed debt outstanding. Debt service as a percentage of the state’s budget is approximately 4% and remains manageable. Moody’s and Fitch affirmed their ratings of A1 and A+, respectively, for the state’s general obligation bonds. However, both agencies assigned negative outlooks. S&P lowered its general obligation credit rating to A from A+ and revised its outlook to stable.

PORTFOLIO STRATEGIES

California Tax-Free Money Fund
Your fund returned 0.54% and 1.35%, respectively, for the 6- and 12-month periods ended February 28, 2009, modestly trailing its Lipper benchmark for the past six months and slightly outpacing it for the 12 months. The seven-day simple yield decreased and ended February at 0.53%. A money fund’s yield more closely reflects its current earnings than does the total return.

Since our last letter to shareholders, the financial system has been severely tested, and the money markets have been at the epicenter of the turmoil. The flow of credit starts in the money markets, where lending all but shut down this past fall. The aftershocks of this credit crunch continue to disrupt all financial markets. Investors fleeing falling markets have pushed demand for the safe haven of money funds to record levels, while high-quality investable supply has been sharply curtailed. The Lehman Brothers bankruptcy and the subsequent collapse of a New York-based money fund put all money funds on the defensive, creating an environment in which liquidity was of paramount concern. Credit problems plaguing banks continue to reduce viable sources of new issue in our market. The forced mergers of Bank of America with Merrill Lynch and Wells Fargo with Wachovia further reduced potential trading counterparties. These events and plunging equity markets provided the backdrop for extreme volatility in money market rates.

Although the Federal Reserve’s move to a near 0% fed funds rate has shifted all money market yield curves lower when compared with six months ago, the path to lower rates has been anything but smooth. Immediately following the collapse of Lehman Brothers in September, money market credit spreads widened rapidly, placing the money markets under extreme duress. For example, the three-month Libor (a taxable benchmark rate) rose 200 basis points (2.00%) in just three weeks. To alleviate pressure, the Federal Reserve and Treasury buttressed the money markets with liquidity facilities and other measures to protect investors. Among the best-received initiatives was the Temporary Guarantee Program for Money Market Funds—in which your fund participated—designed to protect shareholders and boost confidence in money funds. (Please refer to page 12 for more information about the U.S. Treasury’s guarantee program.) Ongoing initiatives by the Federal Reserve and Treasury are slowly returning the money markets to normal, although a fully revived market remains some way off.

In many ways, municipal money markets have fared better than their taxable counterparts during these troubled times. Among other factors, the structure of municipal debt, such as variable-rate demand notes with their mandatory tender feature, has enabled municipal money funds to maintain both liquidity and stability lacking in the taxable market. Nevertheless, municipal rates moved across a wide range in the past six months. Seven-day rates, which began the period at 1.67%, hit 5.50% in late September and then retreated to below 0.50% before ending the reporting period at 0.58%. Rates on longer-dated maturities also spiked briefly in the fall but have also responded to the Fed’s aggressive rate cutting. For example, one-year municipal rates, which began the period around 1.50%, ended February yielding approximately 0.50%.

Our focus in managing your fund remains on stability of principal through proprietary credit research and on liquidity by maintaining a significant percentage of the portfolio in high-quality variable-rate demand notes. In particular, we favor notes backed by strong letters of credit, which provide a bank’s guarantee of repayment; indeed, our only state exposure currently is in the form of notes with such a backing. The recent budget problems facing California have caused us to avoid direct exposure to general obligation notes, and we remain cautious on other recipients of state support, such as school districts.

To preserve yield in the face of falling interest rates, we have extended the portfolio’s weighted average maturity by investing selectively in higher-quality, fixed-rate issues where we have a high degree of confidence in the issuer. Recently, we have also attempted to stabilize the fund’s yield by increasing our exposure to high-quality commercial paper issuers. Because of these steps, we believe it is unlikely that the fund’s yield will fall below the level of its expenses. Should this occur, however, T. Rowe Price has decided it may voluntarily choose to waive all or a portion of its management fee for a given day in order to maintain a minimum net yield of 0.00% for all its money funds, including the California Tax-Free Money Fund. You should have recently received notice of a supplement to the fund’s prospectus reflecting this change.

Looking ahead at the next six months, we expect there to be challenges as credit markets sort themselves out. The Federal Reserve will likely keep interest rate policy on hold through most, if not all, of 2009. Money market rates should remain low and could fall further as credit concerns ease. Market participants will likely continue to pay a premium for liquidity and quality. In such an unsettled environment, we take great comfort in the strength of our rigorous investment process.

California Tax-Free Bond Fund
Your fund returned -2.31% and 2.15% for the 6- and 12-month periods ended February 28, 2009, respectively. These returns, again, significantly exceeded those of our Lipper peer group average. (Based on cumulative total return, Lipper ranked the California Tax-Free Bond Fund 28 out of 120, 10 out of 106, 13 out of 101, and 9 out of 72 funds in the California municipal debt funds category for the 1-, 3-, 5-, and 10-year periods ended February 28, 2009. Results will vary for other time periods. Past performance cannot guarantee future results. Source for data: Lipper Inc.)

While we surpassed the returns of our benchmark, we understand that it is never pleasant to report a loss. Several factors helped the portfolio fare better than its peers. Our negative outlook over the past few years for California real estate valuations aided the fund’s strong relative performance. We avoided investments in tax increment and community facility districts, which rely on future gains in property prices and whose debt has suffered from dramatic valuation declines. The fund’s top performers included high-quality intermediate-term bonds and prerefunded holdings, as well as issues we purchased during periods of market distress. Conversely, our worst performers were primarily lower-rated bonds from a range of issuers, notably hospitals, as well as smaller positions in prepaid gas and so-called tobacco bonds, which are backed by payments to the states from the Master Settlement Agreement.

The period witnessed a slight shift in the fund’s quality diversification. High-quality AAA holdings declined as a percentage of the portfolio, while BBB credits increased. The shift was a result of a combination of factors. First, continued downgrades for monoline insurers lowered ratings on many of our insured holdings. We should emphasize that while the value of the insurer’s wrap has declined, in most cases there has been very little change in the quality of the underlying issuer. Second, as rates rose, particularly late in 2008, we sold a portion of our AAA short-term prerefunded holdings and redeployed the proceeds to purchase longer securities at adjusted levels in lower rating categories. We believe these shifts in quality will serve the portfolio well in the coming periods. The yield curve in the municipal market remained very steep, and issues with longer maturities offered attractive yields. We are overweight relative to the benchmark in issues maturing in 15 years and longer and underweight in those maturing in three to 10 years.

As we have described in past communications, T. Rowe Price always rates purchases internally, and, in the case of insured issues, our research department reviews the underlying credit independently of the health of its guarantor. In order to leverage this perspective, we sought to take advantage of market distress and purchase bonds during periods of little liquidity and wide credit spreads. To fund these purchases, we sold high-quality prerefunded bonds or harvested the proceeds as they matured.

Given our negative credit outlook, we continued to lower our exposure to the state of California and the Commonwealth of Puerto Rico as guarantors. We shifted proceeds into high-quality local general obligation bonds; essential service credits, such as water and sewer issues; and higher-rated hospital bonds, where yields were quite compelling. Our purchases included issues from San Diego Water and Sewer and AA rated California Providence Health Services. Local general obligation purchases included zero-coupon bonds at historically attractive valuations. We also continued to perform loss swaps—selling bonds at a loss and simultaneously reinvesting in higher-coupon bonds to improve income distribution. These losses will allow us to offset potential gains that we may recognize in the future and allow the fund to retain its strong record of tax efficiency. (Please refer to the fund’s portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

We are managing the portfolio in full recognition of the significant challenges faced by California and other municipal issuers. New issue supply remains uncertain as budget deficits rise and require financing. Aid from the federal government is helping the situation for the interim, but California and its localities face longer-term structural imbalances. As always, we will continue to rely on our research to make sensible investments for the portfolio.

OUTLOOK

The national recession will reduce the tax revenues collected by state and local municipalities, contributing to worries about a general decline in the overall credit quality of the municipal market. In addition, the credit environment for the municipal market is likely to remain challenging for some time. Municipal bond defaults, which historically have been rare, are likely to increase moderately over the next year. Nevertheless, many municipal issuers are making the difficult but necessary fiscal decisions—higher taxes, lower spending, or a combination of the two—as they adjust to the economic downturn.

We believe the municipal market offers good long-term value, especially considering that tax rates are likely to rise in the next few years. Investment-grade municipal bond valuations, though they have rebounded from extremely cheap levels over the last year, remain attractive. Fixed-income investors seeking relative safety have been drawn to municipal securities by their yield advantage over Treasuries and money market instruments, but investors should be prepared for additional periods of volatility stemming from occasional supply/demand imbalances.

We believe T. Rowe Price’s strong credit research capabilities have been and will continue to be an asset for our tax-free fund investors. We continue to conduct our own thorough research and assign our own independent credit ratings before making investment decisions rather than relying solely on external rating agencies or bond insurance for our investment selection. We are currently focused on buying municipal assets that have declined in price due to liquidity problems rather than fundamental credit problems. We think this will position our portfolios to generate excellent long-term relative returns that are more in line with historical norms for our asset class.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
California Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
California Tax-Free Bond Fund

March 17, 2009

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment program.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
CALIFORNIA TAX-FREE MONEY FUND

SUPPLEMENT TO PROSPECTUS

The following information updates the prospectus for the California Tax-Free Money Fund, dated July 1, 2008, and supersedes the supplement dated December 18, 2008:

The Money Fund is participating in the Temporary Guarantee Program for Money Market Funds (“Program”) established by the U.S. Treasury Department. The Program’s guarantee only covers shareholders in participating money market funds as of the close of business on September 19, 2008 (“Eligible Shareholders”), and does not protect new shareholders after that date. Subject to certain conditions and limitations, the Program guarantees that Eligible Shareholders will receive $1.00 for each money market share held. The guarantee applies if a participating money market fund’s net asset value per share falls below $0.995 and the fund decides to liquidate (“Guarantee Event”). Upon declaration of a Guarantee Event, a fund must stop accepting purchases, suspend redemptions, cease the declaration and payment of dividends, and proceed to liquidate.

The number of shares guaranteed under the Program for each Eligible Shareholder is the lesser of (1) the number of shares owned on September 19, 2008, or (2) the number of shares owned when a Guarantee Event occurs. In addition, Eligible Shareholders could lose coverage under the Program if they close their account or change their account registration. Upon any money market fund liquidation pursuant to the Program, shares not covered under the Program will receive only the fund’s net asset value per share, which may be less than $1.00. Payments under the Program are subject to an overall limit of approximately $50 billion for all money market funds participating in the Program.

The Money Fund has participated in the Program since the Program’s inception. The U.S. Treasury Department has further extended the Program through September 18, 2009, and the fund will continue participating in the Program. The Program’s guarantee still only covers Eligible Shareholders and will not protect new shareholders of the fund after the close of business on September 19, 2008. Participation in each term of the Program requires payment of a fee to the U.S. Treasury Department. The cost to participate is borne by the fund and is not subject to the expense limitation in effect for the fund.

The participation fee paid by the fund for the initial three-month term of the Program (September 19, 2008, through December 18, 2008) was 0.01% of its net assets as of the close of business on September 19, 2008. The participation fee for the first extension of the Program (December 19, 2008, through April 30, 2009) was 0.015% of its net assets as of the close of business on September 19, 2008, and the fee for the second extension of the Program (May 1, 2009, through September 18, 2009) is 0.015% of its net assets as of the close of business on September 19, 2008.

The date of this supplement is April 13, 2009.

RISKS OF INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The California Tax-Free Funds are less diversified than those investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Barclays Capital Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Escrowed-to-maturity bond: A bond that has the funds necessary for repayment at maturity, or a call date, set aside in a separate or “escrow” account.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Libor: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Prerefunded bonds: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study trends reflected by comparative yield curves.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 89.2%		
CALIFORNIA 71.1%		
ABAG Fin. Auth. for Nonprofit Corp., Menlo School, VRDN 1.25%, 9/1/33	600	600
ABAG Fin. Auth. for Nonprofit Corp., Urban School of San Francisco, VRDN, 1.25%, 8/1/34	4,755	4,755
ABAG Fin. Auth. for Nonprofit Corp., YMCA of San Francisco VRDN, 0.40%, 10/1/29	3,455	3,455
Affordable Housing Agency, Westridge Hilltop, RHA Properties VRDN, 0.45%, 9/15/33	1,800	1,800
Austin Trust Receipts (Bank of America), USC, VRDN 0.57%, 10/1/39 (1)	2,220	2,220
Bay Area Toll Auth., VRDN, 0.63%, 4/1/31	1,600	1,600
California EFA, Chapman Univ., VRDN, 0.45%, 10/1/26	900	900
California EFA, USC, VRDN, 0.55%, 4/1/14	1,120	1,120
California EFA, USC, VRDN, 0.55%, 10/1/15	2,955	2,955
California HFA, Northern California Presbyterian Homes & Services, VRDN, 0.65%, 7/1/34	1,370	1,370
California HFA, Providence Health & Services, 3.00%, 10/1/09	3,000	3,020
California Housing Fin. Agency, Home Mortgage, VRDN 0.70%, 8/1/34 (2)	6,000	6,000
California Housing Fin. Agency, Home Mortgage, VRDN 0.50%, 2/1/35 (2)	3,200	3,200
California Infrastructure & Economic Dev. Bank, Bay Toll 3.20%, 7/1/09 (3)(4)	1,100	1,108
California Infrastructure & Economic Dev. Bank, John Paul Getty Trust, VRDN, 1.70%, 10/1/47 (Tender 4/1/09)	1,950	1,950
California Infrastructure & Economic Dev. Bank, The Colburn School, VRDN, 2.00%, 8/1/37	5,000	5,000
California Statewide CDA, Children's Hosp. Los Angeles, VRDN 0.45%, 8/15/34	800	800
Foothill/Eastern Transportation Corridor Agency, 6.00%, 1/1/16 (Prerefunded 1/1/10) (5)	1,000	1,042
Grand Terrace Community Redev. Agency, Mt. Vernon Villas MultiFamily, VRDN, 0.47%, 12/1/11	2,280	2,280

JPMorgan Chase, Los Angeles Dept. of Water & Power, VRDN 0.55%, 1/1/29	1,000	1,000
JPMorgan Chase, Metropolitan Water Dist. of Southern California, VRDN, 0.55%, 7/1/31 (1)	2,210	2,210
Loma Linda, Univ. Medical Center, VRDN, 0.38%, 12/1/37	1,900	1,900
Los Angeles, Notre Dame High School, VRDN, 1.25%, 9/1/36	295	295
Los Angeles Community Redev. Agency, Promenade Towers VRDN, 0.40%, 4/1/30	3,545	3,545
Los Angeles County, GO, 3.00%, 6/30/09	2,985	2,993
Los Angeles Dept. of Water & Power, 6.10%, 10/15/39 (Prerefunded 10/15/09) (5)(6)	300	313
Metropolitan Water Dist. of Southern California, 5.00%, 7/1/09	250	252
Metropolitan Water Dist. of Southern California, GO 8.00%, 3/1/09	300	300
Orange County Sanitation Dist., BAN, 2.50%, 12/10/09	4,500	4,553
Orange County Sanitation Dist., VRDN, 0.97%, 2/1/15 (4)	3,235	3,235
Sacramento County Housing Auth., Seasons at Winter VRDN, 0.41%, 8/1/34	2,600	2,600
Sacramento County Sanitation Dist. Fin. Auth., VRDN 0.40%, 12/1/30	1,310	1,310
Sacramento Municipal Utility Dist., VRDN, 0.48%, 8/15/28	1,300	1,300
Sacramento Transportation Auth., 4.00%, 10/1/09	2,000	2,034
Sacramento Transportation Auth., 5.00%, 10/1/09	1,000	1,023
San Diego County & School District, GO, 3.50%, 6/30/09	2,000	2,013
San Francisco Bay Area Rapid Transit, Property Tax, GO, VRDN 0.63%, 8/1/35	5,430	5,430
San Francisco City & County Fin. Corp., VRDN, 0.40%, 4/1/30	2,670	2,670
San Mateo County Community College Dist., GO, VRDN 0.63%, 9/1/38	3,700	3,700
Santa Maria Joint Union, VRDN, 0.40%, 6/1/33	520	520
Western Municipal Water Dist., Riverside, BAN, 3.50%, 6/1/09	3,000	3,011
		91,382

MARYLAND 5.6%		
Maryland HHEFA, Johns Hopkins Hosp., TECP, 0.98%, 6/5/09	1,250	1,250
Montgomery County, TECP, GO, 0.65%, 4/6/09	2,000	2,000
Montgomery County, TECP, GO, 0.70%, 4/7/09	2,000	2,000
Montgomery County, TECP, GO, 2.25%, 3/26/09	2,000	2,000
		7,250
PUERTO RICO 3.1%		
Commonwealth of Puerto Rico, GO, 3.00%, 7/30/09	4,000	4,022
		4,022
MINNESOTA 3.1%		
Rochester Healthcare Facs., Mayo Clinic, TECP, 0.85%, 6/11/09	1,000	1,000
Rochester Healthcare Facs., Mayo Clinic, TECP, 0.95%, 4/8/09	3,000	3,000
		4,000
ARIZONA 2.7%		
Salt River Agriculture Improvement & Power, TECP 0.85%, 3/10/09	2,500	2,500
Salt River Agriculture Improvement & Power, TECP 0.85%, 5/8/09	1,000	1,000
		3,500
ALASKA 2.0%		
Alaska HFC, Single Family, 1.10%, 12/1/09	2,500	2,500
		2,500
INDIANA 0.8%		
Indiana Fin. Auth., Duke Energy, VRDN, 0.85%, 12/1/39 (2)	1,000	1,000
		1,000

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price California Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The California Tax-Free Money Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on September 15, 1986. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and California state income taxes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements On March 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures; however, it is expected to have no material impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. The fund’s investments are summarized by level, based on the inputs used to determine their values. On February 28, 2009, all of the fund’s investments were classified as Level 2.

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate primarily a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. For the year ended February 28, 2009, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended February 28, 2009, and February 29, 2008, totaled $1,810,000 and $3,516,000, respectively, and were characterized as tax-exempt income for tax purposes. At February 28, 2009, the tax-basis cost of investments and components of net assets were as follows:

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2009, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through June 30, 2009. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.55%. For a period of three years after the date of any reimbursement or waiver, the fund may repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Such repayment is subject to shareholder approval. Pursuant to this agreement, management fees in the amount of $84,000 were waived during the year ended February 28, 2009. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $215,000 remain subject to repayment at February 28, 2009.

Price Associates may voluntarily waive all or a portion of its management fee to the extent necessary for the fund to maintain a net yield of 0.00% on any day that a dividend is declared. This voluntary waiver is in addition to the contractual expense limit in effect for the fund. Any amounts waived under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary waiver at any time without prior notice.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended February 28, 2009, expenses incurred pursuant to these service agreements were $107,000 for Price Associates and $60,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

NOTE 6 - TREASURY’S TEMPORARY GUARANTEE PROGRAM

The fund’s Board of Trustees has approved participation in the Temporary Guarantee Program for Money Market Funds (the program), established by the U.S. Treasury Department, through September 18, 2009. Subject to certain conditions and limitations, the program guarantees that shareholders in the fund as of the close of business on September 19, 2008, will receive $1.00 for each fund share held. Shares not guaranteed under the program will be redeemed at net asset value per share. The guarantee applies only if a participating money market fund’s net asset value per share falls below $0.995 and the fund subsequently decides to liquidate.

During the year ended February 28, 2009, the fund paid $34,000, equal to 0.025% of the fund’s September 19, 2008 net asset value to participate in the program through April 30, 2009. Subsequent to year-end, the fund paid an additional $20,000, equal to 0.015% of the fund’s September 19, 2008 net asset value to extend its participation through September 18, 2009. The participation fees are considered an extraordinary expense, for purposes of the investment management agreement, paid directly by the fund without regard to its contractual expense limitation. They are recognized in expenses ratably over the period of participation in the program.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of T. Rowe Price California Tax-Free Income Trust and Shareholders of T. Rowe Price California Tax-Free Money Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price California Tax-Free Money Fund (one of the portfolios comprising T. Rowe Price California Tax-Free Income Trust, hereafter referred to as the “Fund”) at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 10, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/09

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $7,000 from short-term capital gains

• $1,962,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S TRUSTEES AND OFFICERS

Your fund is governed by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1986	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern (2008
2003	to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
1992	Advisors, L.P. (1992 to present)

*Each independent trustee oversees 126 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[126]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Investment Services Limited, T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and
T. Rowe Price Services, Inc.; Director, T. Rowe Price International,
Inc.; Chief Executive Officer, Chairman of the Board, Director, and
President, T. Rowe Price Trust Company; Chairman of the Board,
all funds

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; President,
2004	California Tax-Free Income Trust
[39]

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With California Tax-Free
Income Trust	Principal Occupation(s)

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

M. Helena Condez (1962)	Assistant Vice President, T. Rowe Price
Assistant Vice President

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles E. Emrich (1961)	Vice President, T. Rowe Price; formerly First Vice
Vice President	President/Credit Analyst, Legg Mason Wood
Walker, Inc. (to 2005)

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company; formerly
Partner, PricewaterhouseCoopers LLP (to 2007)

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Investment Services Limited, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price Investment
Vice President	Services, Inc.

Chen Shao (1980)	Employee, T. Rowe Price; formerly Junior
Assistant Vice President	Accountant, News America Corporation,
and Reconciliation Associate, Cablevision
Corporation (to 2005); Assistant Store
Manager, Walgreen Company (to 2004)

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price
Vice President

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at leastfive years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,922,000 and $1,486,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price California Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 17, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 17, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	April 17, 2009